Supplement to the Current Prospectus

Effective June 1, 2008, the first paragraph in the sub-section entitled "Exchange Privilege" under the main heading "How to Purchase, Redeem, and Exchange Shares" is restated in its entirety as follows:

Exchange Privilege. You can exchange your shares out of the fund into Class A, Class C, or Class I shares of any other MFS fund. If you exchange your shares out of the fund into Class A shares of any other MFS fund, you will pay the initial sales charge, if applicable, if you have not already paid this charge on these shares. You will not pay the initial sales charge if:

     o the shares exchanged from the fund were acquired by an exchange from any other MFS fund;

     o the shares exchanged from the fund were acquired by automatic investment of dividends from any other MFS fund; or

     o the shares being exchanged would have, at the time of purchase, been eligible for purchase at net asset value had you invested directly in the MFS fund into which the exchange is being made.

                  The date of this supplement is June 1, 2008.